FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                     Date of Report:  August 17, 2005
                        (Date of Earliest Event Reported)

                                Pricester.com, Inc.
             (Exact name of registrant as specified in its charter)
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
      Nevada                        333-118993                41-2137356
(State or other jurisdiction  (Commission File Number)       (IRS Employer
 of incorporation)                                         Identification No.)
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3900 Hollywood Blvd.
Suite 203
Hollywood, FL 33021

            (Address of principal executive offices (zip code)

                            (954) 272-1200
        (Registrant?s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___     Written communications pursuant to Rule 425 under the
Securities Act (17 CFR 230.425)

___      Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)

___      Pre-commencement communications pursuant to Rule 14d-
2(b) under the Exchange Act (17CFR 240.14-2(b))

___      Pre-commencement communications pursuant to Rule 13e-
4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Director; Appointment of Chairman

     Effective August 17, 2005, Bernard Gutman resigned his position as board member and board chairman due to ill health.

   Howard M. Neu, a director since June 4, 2004, has accepted the appointment of Chairman of the Board of Directors.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Pricester.com, Inc.


By:      /s/Joe Puentes
         ------------------------
         Joe Puentes
         Chief Executive Officer and President


Dated:  October 24, 2005